                                                                    EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                              18 U.S.C. SEC.1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Lakes Entertainment, Inc. (the "Company") on Form 10-K for the period ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lyle Berman, Chief Executive Officer of the Company, and Timothy J. Cope, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                    /s/ LYLE BERMAN
                                          --------------------------------------
                                          Lyle Berman
                                          Chief Executive Officer
                                          March 29, 2004

                                                  /s/ TIMOTHY J. COPE
                                          --------------------------------------
                                          Timothy J. Cope
                                          Chief Financial Officer
                                          March 29, 2004